SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                    May 9, 2000


Commission File Number: 0-7914

                        BASIC EARTH SCIENCE SYSTEMS, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                            84-0592823
            --------                                            ----------
  (State or other jurisdiction                               (I.R.S. Employer
of incorporation or organization)                         Identification Number)

      8547 E. Arapahoe Rd. #J-464
      Greenwood Village, Colorado                              80112-1436
      ---------------------------                              ----------
(Address of principal executive offices)                       (Zip Code)

                                 (303) 773-8000
                                 --------------
                   (Registrant telephone including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or such shorter period the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                              Yes ( X )   No (   )

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practical date.

                            Common Stock: 16,530,487
                            ------------------------

                                    CONTENTS

Item 4. Changes in Registrant's Certifying Accountant

Pursuant to Item 304 of Regulation S-K, Basic Earth Science Systems, Inc. (the Company or Registrant) makes the following representations:

(i) On May 9, 2000, BDO Seidman, LLP resigned as the Registrant's independent public accountant and auditor for the fiscal year end March 31, 2000.

(ii) The Registrant's consolidated financial statements audited by BDO Seidman, LLP for the fiscal years ended March 31, 1998 and March 31, 1999 contained an opinion each year that raised substantial doubt about the Registrant's ability to continue as a going concern. The opinions for these two years were not qualified or modified as to audit scope or accounting principle.

(iii) The appointment of the new certifying accountant was recommended by the audit committee and approved by the Company's Board of Directors.

(iv) During the period commencing with the fiscal year ended March 31, 1997 and up to and including May 9, 2000, the effective date of the resignation, there were no disagreements with BDO Seidman, LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure.

(v) Effective May 17, 2000, the Registrant has engaged Hein + Associates LLP, whose business address is 717 17th Street, Suite 1600, Denver, Colorado 80202, as the Company's new certifying independent public accountant for the year end March 31, 2000.

(vi) The Registrant did not consult with Hein + Associates LLP with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company's financial statements prior to engaging the firm.

The Company has requested that BDO Seidman review the disclosure in this Report and furnish the Registrant with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as Exhibit 1 to this Report.


Item 7. Financial Statements and Exhibits

     (a)  Financial Statements of Businesses Acquired.

     None.

     (b)  Pro forma Financial Information.

     None.

     (c)  Exhibits.

     Exhibit No.     Document
     -----------     --------

         16          Letter Re: Change in Certifying Accountant

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               BASIC EARTH SCIENCE SYSTEMS, INC.




Date: May 11, 2000                             By: /s/ Ray Singleton
                                               ---------------------
                                               Ray Singleton, President